UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               September 7, 2004
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               Date of Report (Date of earliest event reported)


                                NeoPharm, Inc.
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            (Exact name of registrant as specified in its charter)


       Delaware                     001-12493             51-0327886
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(State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)               File Number)        Identification No.)


      150 Field Drive, Suite 195, Lake Forest, Illinois        60045
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         (Address of principal executive offices)            (Zip Code)


   Registrant's telephone number, including area code   847-295-8678
                                                     --------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year.

         On September 7, 2004, the Board of Directors (the "Board") of NeoPharm, Inc. (the "Company") amended and restated the By-Laws of the Company to amend provisions regarding establishing a record date for actions by written consent of the Company's stockholders.

         As so amended and restated, the By-Laws provide that any stockholder of the Company that wishes to solicit expressions of consent to corporate action in writing without a meeting must deliver to the Board a written request for the establishment of a record date to determine the stockholders eligible to express consents (the "Record Date"). The Board shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the Record Date. The Record Date may not precede the date upon which the resolution fixing the Record Date is adopted by the Board, and may not be more than ten (10) days after the date upon which the resolution fixing the Record Date is adopted by the Board (or such later date as the holders of any class of stock or series thereof may request). If no Record Date is established within ten (10) days of receiving a request to establish a Record Date, the Record Date shall be the date on which the first consent is delivered to the Company or, if prior action by the Board is required by applicable law, the date the resolution taking such prior action is adopted by the Board.

         Previously, the By-Laws provided that the Board could fix, in advance, a Record Date, which could not be more than sixty (60) days prior to the action to be taken by written consent, and that if no Record Date was set by the Board, the Record Date would be the date on which the first consent was delivered to the Company.

         The foregoing description of the By-Laws of the Company is a general description only and is qualified in its entirety by reference to such By-Laws. A copy of the By-Laws as currently in effect is attached as Exhibit
3.01 hereto and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.


(c) Exhibits.

Exhibit        Description
-------        -----------

3.01           Amended and Restated By-Laws of NeoPharm, Inc.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NeoPharm, Inc.


                                                 /s/ Lawrence Kenyon
                                                 -----------------------------
Date: September 7, 2004                          By:  Lawrence Kenyon
                                                 Its: Chief Financial Officer
                                                      (Principal Accounting
                                                      Officer and Principal
                                                      Financial Officer)